Accounts receivable, net of credit expected losses	12 Months Ended
Dec. 31, 2021
Receivables [Abstract]
Accounts receivable, net of credit expected losses
9.	Accounts receivable, net of credit expected losses
Accounts receivable in our consolidated balance sheets as of December 31, 2021 and 2020 are as follows:

	As of December 31, 2021	As of December 31, 2020
Third-party credit card processors	$90,063	$58,282
Fulfilment partners	22,100	12,179
Airlines	4,686	4,261
Hotels	4,268	1,927
Global distribution systems	8,612	5,353
Advertising	4,749	2,309
Others	15,340	6,300

Total accounts receivable	$149,818	$90,611

The amounts mentioned above are stated on a gross basis, before deducting the allowance for expected credit losses of $12,975 and $10,795 as of December 31, 2021 and 2020, respectively.
Our receivables are short-term in nature. We have grouped our trade receivables by country of origin and type (i.e., facilitation services, incentives, advertising, transportation and tour services and others) based on similar risk characteristics. Receivables with similar risk characteristics have been grouped into pools. Payment terms for receivables vary depending on type and jurisdiction, generally less than one year.
As it relates to trade receivables with credit card processors which represent most of our trade receivables as of any given date, payment terms vary but typically are received within thirty days after booking except in those cases where transactions are effected through financing installment plans offered by banks. When travelers pay in installments, we receive payment from credit card processors at the time each installment is due generally within 12 months after booking depending on installment plan selected. However, we typically enter into factoring arrangements to cash these receivables thereby reducing days outstanding exposures. Receivables from back-end
incentives and advertising transactions typically do not have stated payment terms, although we generally receive payment within 12 months.
For each pool, we consider the historical credit loss experience, current economic conditions, supportable forecasts of future economic conditions, and any recoveries in assessing the lifetime expected credit losses. Generally, we utilize a loss rate method to calculate the allowance for expected credit losses. We track historical loss information for our receivables by type and geography using their contractual lives. We then apply the historical credit loss percentages to our outstanding balances as of any given date. We believe that using historical loss information is a reasonable basis on which to determine expected credit losses for our receivables because their composition at the reporting date is consistent with that used in developing the historical credit-loss percentages.
Historically the default or delinquency rates of our trade receivables have been low even during recessions or distressed economic periods. Recessions or other poor economic conditions had historically affected the number of bookings by travelers and therefore generation of revenue and corresponding receivables, but they generally did not affect the collection behavior of receivables from confirmed bookings. A booking is not confirmed if credit card information is not validated by the credit card processors’ systems. Therefore, due to the nature of our receivables and counterparties, losses have been historically limited to very specific events at the counterparty level such as bankruptcy or financial difficulties.
In 2020, due to the impact of the
COVID-19
pandemic, given the severe downturn in the global travel industry and the financial difficulties faced by many of our travel service providers, we increased our allowance for expected uncollectible amounts, including estimated future losses in consideration of the impact of
COVID-19
pandemic on our operations and the economy. In 2021, based on our review of recent historical credit loss experience and stability in the economic conditions in certain markets, we revised our estimates of expected credit losses. Significant judgments and assumptions are required to estimate the allowance for expected credit losses and such assumptions may change in future periods, particularly the assumptions related to the impact of the
COVID-19
pandemic. Actual future bad debt could differ materially from these estimates resulting from changes in our assumptions of the duration and severity of the impact of the
COVID-19
pandemic.
Our exposure to credit risk takes the form of a loss that would be recognized if counterparties failed to, or were unable to, meet their payment obligations. We are also exposed to political and economic risk events, which may cause non-payment
of foreign currency obligations to us.
Generally, the counterparties to our trade receivables are major well-recognized and externally-credit rated credit card companies, such as MasterCard, Visa, Diners and other local or regional credit card processors; major GDS providers, such as Travelport, Amadeus and Sabre, individual major airlines; and to a lesser extent hotel chains and operators. We may seek cash collateral, letter of credit or parent company guarantees, as considered appropriate. We have not experienced significant credit problems with these customers to date. Most of these entities or their parent companies are externally credit-rated. We review these external ratings from credit agencies. Certain airlines have been severely affected by the
COVID-19
pandemic. In 2020 and 2021, we recognized incremental allowances for expected uncollectible amounts. The maximum exposure to credit risk is represented by the carrying amount of each financial asset in our consolidated balance sheet after deducting the expected credit loss allowance.
The following table shows the activity on the expected credit loss allowance for trade receivables during the years ended December 31, 2021 and 2020:

	As of December 31, 2021	As of December 31, 2020
Balance, beginning of year	$10,795	$3,205
Impact of adoption of ASC 326	—	1,076
Provisions	11,713	12,270
Recoveries and write-off	(8,475)	(7,369)
Foreign currency translation adjustment	(1,058)	1,613

Balance, end of year	$12,975	$10,795

Adoption of ASU
2016-13
Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASC 326”)
On January 1, 2020, we adopted ASC 326 which replaced the incurred loss methodology with an expected loss methodology that is referred to as the current expected credit loss (“CECL”) methodology. The measurement of expected credit losses under the CECL methodology is applicable to financial assets measured at amortized cost.
As of the date of adoption, January 1, 2020, substantially all our financial assets under the scope of the standard corresponded to trade accounts receivable as a result of revenue transactions recognized in accordance with ASC 606.
We adopted ASC 326 using the modified retrospective method for all financial assets measured at amortized cost. Results for reporting periods beginning after January 1, 2020 are presented under ASC 326 while prior period amounts continue to be reported in accordance with previously applicable GAAP. We recorded a net increase to accumulated losses of $1,076 as of January 1, 2020 for the cumulative effect of adopting ASC 326.
The following table illustrates the impact of adopting ASC 326 as of January 1, 2020:

	As of January 1, 2020
	As reported under previous GAAP	Impact of ASC 326 adoption	As reported under ASC 326
Allowance for credit expected losses:	$3,205	$1,076	$4,281